UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2011

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

SOUTH CAROLINA (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 GERVAIS STREET COLUMBIA, SOUTH CAROLINA (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2011, SCBT Financial Corporation (the “Company”) approved an executive performance plan (the “Executive Performance Plan”) applicable to selected members of its senior management group, including executive officers, and/or other key employees.

2011 Executive Performance Plan

The Executive Performance Plan is intended to assist the Company in attracting, retaining, incentivizing, and rewarding key officers and employees, and to provide a means for selected key officers and employees to acquire and maintain ownership of SCBT stock.  The Executive Performance Plan permits both performance-based opportunities and discretionary bonus payments based upon the compensation committee’s assessment of performance.  The Company’s achievement of certain performance goals, and the compensation committee’s exercise of its discretion, will determine the actual amount of stock options and restricted stock that may be issued.

The structure of awards for 2011 performance under the Executive Performance Plan is similar in many respects to the 2010 executive performance plan.  The three component parts of the Executive Performance Plan for 2011 are:

Cash Incentive — cash payouts capped at 50% of the opportunity levels previously approved in early 2011 which the Company will accrue and pay out half based upon achievement of certain goals at threshold, target and maximum levels as further described below and half on a discretionary basis;

Restricted Stock Plan — issuance of shares of restricted stock one half to be based upon achievement of certain goals at threshold, target and maximum levels and one half to be granted on a discretionary basis to be issued pursuant to the Company’s 2004 Stock Incentive Plan; and

Discretionary Based Stock Options — issuances of stock options on a discretionary basis pursuant to the Company’s 2004 Stock Incentive Plan.

Performance-Based Goals

The performance-based plan goals are divided into three categories (with one category further subdivided into three subcategories) with certain weight given to each category or sub-category.  Those categories include soundness, profitability, and loan and deposit growth.

Participants under the plan are eligible to receive payouts pursuant to the plan if certain goals are achieved at three levels:  threshold, target or maximum.

The “Soundness” goal is measured based on the following components: (i) receiving a prescribed rating from the principal bank regulator that is at least as high as the Company’s most recent rating; (ii) maintaining specified percentages of non-performing assets, and (iii) the level of classified assets/capital.  The “Soundness” goal is weighted at 40% of the total performance-based opportunity under the Executive Performance Plan (with achievement of the prescribed regulatory rating being a prerequisite for any payment under the “Soundness” category, and, assuming such rating is achieved, the percentage of non-performing assets determining 20% of the total performance-based opportunity and the level of classifies assets/capital determining 20% of the total performance-based opportunity).

The “Profitability” goal is based on earning relative to budgeted earnings.  The “Profitability” goal is weighted at 40% of the total performance-based opportunity under the Executive Performance Plan for 2011.

The “Loan and Deposit Growth” goal is based on specified loan and deposit growth.  The “Loan and Deposit Growth” goal is weighted at an aggregate of 20% of the total performance-based opportunity under the Executive Performance Plan (with the loan growth goal and the core deposit growth each being weighted at 10% of the total performance-based opportunity under the Executive Performance Plan for 2011).

The formula based cash incentives are based on achievement of goals at threshold, target add maximum levels of the performance categories described above.

Discretionary Based Cash Incentive

Participants would also be eligible for a discretionary-based cash incentive based on service in 2011.  The Committee has discretion to set the level of such cash payouts that any participant receives up to a maximum payout of 100% of the value of the maximum performance-based cash opportunity level for the particular participant based on performance in 2011 (regardless of whether any of the performance-based goals have been achieved).

Restricted Stock Plan

Shares of restricted stock will be granted based on achievement of one of the threshold, target or maximum levels under the formula based cash incentive component.  The Committee also has the discretion to issue, in addition to any discretionary equity bonus described below, additional performance-based equity awards if the Committee determines that performance has been extraordinary in 2011.

Discretionary Based Stock Options

The Board has the ability to grant stock options pursuant to the Company’s 2004 Stock Incentive Plan on a discretionary basis.

Executive Performance Plan is intended to cover the calendar year ending on December 31, 2011.  The compensation committee of the Board of the Company may determine in its discretion whether to apply this plan to any subsequent years or to implement a different incentive plan, or no incentive plan, in any subsequent year.

The Executive Performance Plan, including Annexes A (Structure of Awards for 2011 Performance) and B (Performance-Based Levels), is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The foregoing summary description of the Executive Performance Plan is qualified in its entirety by the text of the Executive Performance Plan.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. Among others, budgeted, threshold, target and maximum performance bonus level triggers are forward-looking statements.  SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from results anticipated in our forward-looking statements.  Such risks and uncertainties, include, among others, the following possibilities: (1) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in “marked-to-market” portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected non-interest expenses; (12) excessive loan losses; (13) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Community Bank & Trust, Habersham Bank, or BankMeridian, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; and (14) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Executive Performance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: August 2, 2011	/s/Donald E. Pickett
Donald E. Pickett
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Executive Performance Plan